                       FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into this 19th day of July, 1999, by and between TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation ("Borrower"), in favor of BANK OF AMERICA, N.A. d/b/a NATIONSBANK, N.A., a national banking association ("Lender").

Recitals:

Borrower and Lender, are parties to a certain Loan Agreement dated May 28, 1999, ("Loan Agreement"), pursuant to which Lender has made a certain Loan to Borrower.

Borrower is currently in default under the Loan Agreement due to Borrower's breach of the Consolidated Tangible Net Worth covenant in Section 4.12.4 and the Default Under the Credit Facility Agreement in Section 7.1.5. Borrower has requested that Lender waive the existing defaults under the Loan Agreement and amend the terms of the Loan Agreement to modify the Consolidated Tangible Net Worth covenant.

Lender is willing to waive the default and amend the Loan Agreement on the terms and conditions as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Definitions
     All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.   Amendments to Loan Agreement
     The Loan Agreement is hereby amended as follows:

     (a) By deleting Section 4.12.4 of the Loan Agreement in its entirety and by substituting the following new Section 4.12.4 in lieu thereof:

          4.12.4 Consolidated Tangible Net Worth. Until the Credit Facility Commitment Termination Date, maintain, as of the end of each Fiscal Quarter, Consolidated Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:


          Period                                   Amount
          ------                                   ------
          Fiscal quarter ending July 3, 1999       $99,000,000

          Fiscal quarter ending October 2, 1999    $101,000,000

          Each Fiscal Quarter thereafter           $103,000,000 plus
                                                   $4,000,000 for each
                                                   additional Fiscal Quarter
                                                   after October 2, 1999.


3. Limited Waiver of Default An Event of Default has occurred and currently exists under the Loan Agreement as a result of Borrowers' breach of
       Section 4.12.4 and Section 7.1.5 of the Loan Agreement (the "Designated Defaults"). The Designated Defaults exist because of Borrowers' failure to maintain the required Consolidated Tangible Net Worth set forth in
       Section 4.12.4 for Borrower's Fiscal Quarter ended July 3, 1999. Borrower represents and warrants that the Designated Defaults are the only Defaults or Events of Default that exist under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or (b) each Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

4.     Acknowledgements and Stipulations
       Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the security interests and liens granted by Borrower in favor of Agent are duly perfected, first priority security interests and liens.

5.     Representations and Warrants
       Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default other than the Designated Defaults, exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action of the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof, except to the extent any representation or warranty specifically relates to an earlier date.

6.     Expense of Lender
       Borrower agrees to pay, on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

7.     Effectiveness Governing Law

     This Amendment shall be effective upon acceptance by Lender in Tampa, Florida (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Florida.

8.   Successors and Assigns
     This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.   No Novation, etc.
     Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the Other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

10.  Counterparts: Telecopied Signatures
     This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

11.  Further Assurances
     Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

12.  Section Titles
     Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

13.  Release of Claims
     To induce Lender to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there by any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


BORROWER:

TROPICAL SPORTSWEAR INT'L
CORPORATION, a Florida corporation


By: /s/ N. Larry McPherson               Attest: /s/ Regina M. Ifland
    --------------------------                   -------------------------------
    N. Larry McPherson                   Print Name: Regina M. Ifland
    Executive Vice President                         ---------------------------



CONSENT OF GUARANTORS: The undersigned Guarantors do hereby consent to this Amendment.


APPAREL NETWORK CORPORATION, a
Florida corporation


By: /s/ N. Larry McPherson               Attest: /s/ Regina M. Ifland
    --------------------------                   -------------------------------
    N. Larry McPherson                   Print Name: Regina M. Ifland
    Executive Vice President                         ---------------------------



TROPICAL SPORTSWEAR COMPANY,
INC., a Delaware corporation


By: /s/ N. Larry McPherson               Attest: /s/ Regina M. Ifland
    --------------------------                   -------------------------------
    N. Larry McPherson                   Print Name: Regina M. Ifland
    Executive Vice President                         ---------------------------



SAVANE INTERNATIONAL CORP., a
Texas corporation


By: /s/ N. Larry McPherson               Attest: /s/ Regina M. Ifland
    --------------------------                   -------------------------------
    N. Larry McPherson                   Print Name: Regina M. Ifland
    Executive Vice President                         ---------------------------



LENDER:

NATIONSBANK, N.A., a national banking
Association


By: /s/ Michael H. Millsap, Jr.           Attest: /s/ Martin D. Gavel
    ---------------------------                   ------------------------------
    Michael H. Millsap, Jr.               Print Name: Martin D. Gavel
    Commercial Banking Officer                       ---------------------------